EXHIBIT 10.26
                                                                   -------------

                     AMENDMENT NO. 2 TO AMENDED AND RESTATED
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT


         This AMENDMENT NO. 2 TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT (this "Amendment") dated as of May 4, 2004, is by and among WASTE CONNECTIONS, INC., a Delaware corporation (the "Parent"), its Subsidiaries (together with the Parent, collectively the "Borrowers"), such banks or other financial institutions which may become a party to the Credit Agreement (as defined herein) (the "Lenders"), and FLEET NATIONAL BANK as Administrative Agent for the Lenders (the "Administrative Agent").

         WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to an Amended and Restated Revolving Credit and Term Loan Agreement dated as of October 22, 2003 (as amended and in effect from time to time, the "Credit Agreement"), pursuant to which the Lenders have agreed, upon certain terms and conditions, to make loans and otherwise extend credit to the Borrowers;

         WHEREAS, the Borrowers, Lenders and the Administrative Agent have agreed, on the terms and conditions set forth herein, to amend certain provisions of the Credit Agreement; and

         WHEREAS, capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

         NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders and the Administrative Agent hereby agree as follows:

         SS.1. AMENDMENTS TO SECTION 1.1 OF THE CREDIT AGREEMENT. Section 1.1 of the Credit Agreement is hereby amended by deleting the definitions of "Convertible Subordinated Notes", "Permitted Debt Offering", "2022 Convertible Subordinated Notes" and "2022 Note Indenture" in their entirety and substituting the following new definitions in proper alphabetical order in lieu thereof:

                  "Convertible Subordinated Notes. Collectively, (a) the 2006 Convertible Subordinated Notes and (b) the 2022 Convertible Subordinated Notes or any replacement of the 2022 Convertible Subordinated Notes effectuated in accordance with ss.8.11 herein.

                  Permitted Debt Offering. Any issuance of Indebtedness by the Parent (other than an issuance of Subordinated Debt made in connection with the prepayment, purchase or replacement of the 2022 Convertible Subordinated Notes effectuated in accordance with ss.8.11 herein), provided that such Indebtedness (a) is unsecured, (b) is issued pursuant to documentation containing market terms, and (c) does not exceed $200,000,000 in the aggregate.

                  2022 Convertible Subordinated Notes. The Floating Rate Convertible Subordinated Notes due 2022 issued by the Parent pursuant to the Indenture, dated as of April 30, 2002 between the Parent and State Street Bank & Trust Company of California, N.A., as trustee, in an aggregate principal amount not to exceed $175,000,000 plus interest as provided for in the 2022 Notes Indenture, as such Convertible Subordinated Notes may be amended, supplemented or otherwise modified or replaced from time to time in accordance with ss.8.11 herein.

                  2022 Notes Indenture. The Indenture dated as of April 30, 2002, between the Parent State Street Bank & Trust Company of California, N.A., as trustee, with respect to the 2022 Convertible Subordinated Notes, as such Indenture may be amended, supplemented or otherwise modified or replaced from time to time in accordance with ss.8.11 herein."

         SS.2. AMENDMENTS TO SECTION 8.1 OF THE CREDIT AGREEMENT. Section 8.1(g) of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting the following new Section 8.1(g) in proper numerical order in lieu thereof:

                  "(g) the Convertible Subordinated Notes and any Subordinated Debt issued in connection with the prepayment, purchase or replacement of the 2022 Convertible Subordinated Notes effectuated in accordance with ss.8.11 herein, provided, (i) the Subsidiaries are not guarantors of the Convertible Subordinated Notes and (ii) the Obligations of the Borrowers under this Credit Agreement and the obligations of the Borrowers under any Swap Contracts with the Lenders shall be Designated Senior Indebtedness as defined in the Indentures;"

         SS.3. AMENDMENTS TO SECTION 8.6 OF THE CREDIT AGREEMENT. Section 8.6 of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting the following new Section 8.6 in proper numerical order in lieu thereof:

                  "SS.8.6 RESTRICTED PAYMENTS AND REDEMPTIONS. The Borrowers shall not redeem, convert, retire or otherwise acquire shares of any class of its capital stock, or make any Restricted Payments, except that (a) the Borrowers may make Distributions to another Borrower, (b) the Borrowers may prepay or purchase the Convertible Subordinated Notes in whole or in part with proceeds of Subordinated Debt, (c) the Parent may make Distributions and/or purchase shares of its capital stock and/or prepay or purchase the 2022 Convertible Subordinated Notes in an annual aggregate amount not to exceed $50,000,000 plus one hundred percent (100%) of the cash proceeds received by the Parent from the exercise of stock options after January 1, 2003, (d) the Parent may, in addition to its rights granted pursuant to clause (c) above, purchase shares of its capital stock in an aggregate amount not to exceed $100,000,000, and (e) the Parent may, in addition to its rights granted pursuant to clauses (c) and (d) above, purchase shares of its capital stock in an amount not to exceed fifty percent (50%) of the Net Financing Proceeds from a Permitted Debt Offering which is in the form of convertible subordinated notes, provided that an amount equal to fifty percent (50%) of the Net Financing Proceeds from such Permitted Debt Offering is simultaneously applied PRO RATA to reduce outstanding Loans hereunder. Any Term Loan Lender may decline to accept any payments due to such Term Loan Lender pursuant to clause (e) above in which case such declined payments shall be used to repay the Revolving Credit Loans (but not reduce the Total Revolving Credit Commitment) on a PRO RATA basis in accordance with each Lender's Commitment Percentage. In addition, the Borrowers shall not effect or permit any change in or amendment to any document or instrument pertaining to the terms of any Borrower's (other than the Parent's) capital stock. Notwithstanding the foregoing, no Borrower shall make any Distribution and/or purchase any shares of its capital stock under this ss.8.6 if
         (i) a Default or Event of Default exists or would be created by the making of such Distribution or by the purchase of such capital stock, as the case may be, or (ii) with respect to Distributions and/or purchases of shares of its capital stock made under clauses (c) through
         (e) above, the Leverage Ratio taking into account such Distribution and/or such purchase would exceed 3.75 to 1.00."

         SS.4. AMENDMENTS TO SECTION 8.11 OF THE CREDIT AGREEMENT. Section 8.11 of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting the following new Section 8.11 in proper numerical order in lieu thereof:

                  "SS.8.11 SUBORDINATED DEBT. No Borrower will amend, supplement or otherwise modify the terms of any of the Subordinated Debt or any of the documents evidencing such Subordinated Debt or prepay, redeem or purchase any of the Subordinated Debt without the consent of the Required Lenders; provided, however, so long as no Default or Event of Default has occurred and is continuing, or would be created thereby, the Borrowers shall be permitted to (i) make regularly scheduled payments of interest on the Subordinated Debt, (ii) make regularly scheduled payments of principal on the 2006 Convertible Subordinated Notes, (iii) prepay the Convertible Subordinated Notes with proceeds of Subordinated Debt, (iv) purchase the Convertible Subordinated Notes, in whole or in part, with proceeds of Subordinated Debt, and (v) amend, supplement or otherwise modify the 2022 Convertible Subordinated Notes and the 2022 Notes Indenture or replace the 2022 Convertible Subordinated Notes with proceeds of Subordinated Debt, provided, that any such amendment, supplement or modification thereto or replacement thereof shall (a) provide for a maturity date which extends beyond the Revolving Credit Maturity Date and the Term Loan Maturity Date and (b) otherwise not change, alter or modify any material terms of such Convertible Subordinated Notes in any manner which adversely affects the Lenders."

         SS.5. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective upon the Administrative Agent's receipt of a counterpart signature page to this Amendment duly executed and delivered by each of the Borrowers, the Administrative Agent and the Required Lenders.

         SS.6. REPRESENTATIONS AND WARRANTIES. Each of the Borrowers represents and warrants as follows:

         (a) Each of the representations and warranties of the Borrowers contained in the Credit Agreement or in any document or instrument delivered pursuant to or in connection with the Credit Agreement shall be true as of the date as of which they were made and are true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and changes occurring in the ordinary course of business which singly or in the aggregate are not materially adverse, and except to the extent that such representations and warranties relate expressly to an earlier date).

         (b) No Default or Event of Default under the Credit Agreement has occurred and is continuing.

         SS.7. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. Each Borrower hereby affirms all of its Obligations under the Credit Agreement and under each of the other Loan Documents to which it is a party and hereby affirms its absolute and unconditional promise to pay to the Lenders the Loans and all other amounts due under the Credit Agreement (as amended hereby) and the other Loan Documents. Each Borrower hereby confirms that the Obligations are and remain secured pursuant to the Security Documents and pursuant to all other instruments and documents executed and delivered by such Borrower as security for the Obligations. This Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Amendment.

         SS.8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         SS.9. DELIVERY BY FACSIMILE OR OTHER ELECTRONIC TRANSMISSION. This Amendment, to the extent signeD and delivered by means of a facsimile machine or other electronic transmission in which the actual signature is evident, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto, each other party hereto or thereto shall re-execute original forms hereof and deliver them to all other parties. No party hereto shall raise the use of a facsimile machine or other electronic transmission in which the actual signature is evident to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or other electronic transmission in which the actual signature is evident as a defense to the formation of a contract and each party forever waives such defense.

         SS.10. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by differenT parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument.

         SS.11. MISCELLANEOUS. The captions in this Amendment are for convenience of reference only and shalL not define or limit the provisions hereof. The Borrowers agree to pay to the Administrative Agent, on demand by the Administrative Agent, all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent in connection with the preparation of this Amendment, including reasonable legal fees.



                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date first set forth above.

THE BORROWERS:
--------------

WASTE CONNECTIONS, INC.
AMERICAN DISPOSAL COMPANY, INC.
AMERICAN SANITARY SERVICE, INC.
ARROW SANITARY SERVICE, INC.
BANDON DISPOSAL & RECYCLING, INC.
BUTLER COUNTY LANDFILL, INC.
CAMINO REAL ENVIRONMENTAL CENTER, INC.
CITY SANITATION, INC.
COASTAL ROLLOFF SERVICE
COLD CANYON LAND FILL, INC.
COMMUNITY REFUSE DISPOSAL INC.
CORRAL DE PIEDRA LAND COMPANY
CURRY TRANSFER & RECYCLING, INC.
D. M. DISPOSAL CO., INC.
DENVER REGIONAL LANDFILL, INC.
ENVIRONMENTAL TRUST COMPANY
ETC OF GEORGIA, INC.
FINNEY COUNTY LANDFILL, INC.
G & P DEVELOPMENT, INC.
ISLAND DISPOSAL, INC.
J BAR J LAND, INC.
LEALCO, INC.
LES' COUNTY SANITARY, INC.
LES' SANITARY SERVICE, INC.
MADERA DISPOSAL SYSTEMS, INC.
MAMMOTH DISPOSAL COMPANY
MANAGEMENT ENVIRONMENTAL NATIONAL, INC.
MASON COUNTY GARBAGE CO., INC.
MILLENNIUM WASTE INCORPORATED
MISSION COUNTRY DISPOSAL
MORRO BAY GARBAGE SERVICE
MURREY'S DISPOSAL COMPANY, INC.
NEBRASKA ECOLOGY SYSTEMS, INC.
NOBLES COUNTY LANDFILL, INC.
NORTH BEND SANITATION SERVICE, INC.



By:
     ---------------------------------------------
     Name:   Ron Mittelstaedt
     Title:  President and Chief Executive Officer

NORTHERN PLAINS DISPOSAL, INC.
OKLAHOMA CITY WASTE DISPOSAL, INC.
OKLAHOMA LANDFILL HOLDINGS, INC.
OSAGE LANDFILL, INC.
RED CARPET LANDFILL, INC.
RH FINANCIAL CORPORATION
RHINO SOLID WASTE, INC.
SAN LUIS GARBAGE COMPANY
SCOTT SOLID WASTE DISPOSAL COMPANY
SOUTH COUNTY SANITARY SERVICE, INC.
SOUTHERN PLAINS DISPOSAL, INC.
TACOMA RECYCLING COMPANY, INC.
TENNESSEE WASTE MOVERS, INC.
WASCO COUNTY LANDFILL, INC.
WASTE CONNECTIONS MANAGEMENT SERVICES, INC.
WASTE CONNECTIONS OF ALABAMA, INC.
WASTE CONNECTIONS OF ARIZONA, INC.
WASTE CONNECTIONS OF ARKANSAS, INC.
WASTE CONNECTIONS OF CALIFORNIA, INC. (F/K/A AMADOR DISPOSAL SERVICE, INC.) WASTE CONNECTIONS OF COLORADO, INC.
WASTE CONNECTIONS OF ILLINOIS, INC.
WASTE CONNECTIONS OF IOWA, INC.  (F/K/A WHALEY WASTE SYSTEMS INC.)
WASTE CONNECTIONS OF KANSAS, INC.
WASTE CONNECTIONS OF KENTUCKY, INC.
WASTE CONNECTIONS OF MINNESOTA, INC. (F/K/A RITTER'S SANITARY SERVICE, INC.) WASTE CONNECTIONS OF MISSISSIPPI, INC. (F/K/A LIBERTY WASTE SERVICES OF MISSISSIPPI HOLDINGS, INC.)
WASTE CONNECTIONS OF MISSOURI, INC.
WASTE CONNECTIONS OF MONTANA, INC.
WASTE CONNECTIONS OF NEBRASKA, INC.
WASTE CONNECTIONS OF NEW MEXICO, INC.
WASTE CONNECTIONS OF OKLAHOMA, INC.  (F/K/A B & B SANITATION, INC.)
WASTE CONNECTIONS OF OREGON, INC. (F/K/A SWEET HOME SANITATION SERVICE, INC.) WASTE CONNECTIONS OF SOUTH DAKOTA, INC.(F/K/A NOVAK ENTERPRISES, INC.)
WASTE CONNECTIONS OF TENNESSEE, INC. (FKA LIBERTY WASTE SERVICES OF TENNESSEE HOLDINGS, INC.)
WASTE CONNECTIONS OF THE CENTRAL VALLEY, INC. (F/K/A/ KINGSBURG DISPOSAL SERVICE, INC.)
WASTE CONNECTIONS OF UTAH, INC.



By:
     --------------------------------------------
     Name:  Ron Mittelstaedt
     Title: President and Chief Executive Officer

WASTE CONNECTIONS OF WASHINGTON, INC.
WASTE CONNECTIONS OF WYOMING, INC.
WASTE CONNECTIONS TRANSPORTATION COMPANY, INC.
WASTE SERVICES OF N.E. MISSISSIPPI, INC.
WCI OF GEORGIA, INC.
WEST COAST RECYCLING AND TRANSFER, INC.



By:
     --------------------------------------------
     Name:  Ron Mittelstaedt
     Title: President and Chief Executive Officer





CONTRACTORS WASTE SERVICES, INC.


By:
     --------------------------------------------
     Name:  Ron Mittelstaedt
     Title: President and Chief Executive Officer





COLUMBIA RESOURCE CO., L.P.
FINLEY-BUTTES LIMITED PARTNERSHIP


By:      Management Environmental National, Inc.,
         its General Partner

         By:
             ------------------------------------
             Name:  Ron Mittelstaedt
             Title: President and Chief Executive Officer





EL PASO DISPOSAL, LP


By:      Waste Connections of Texas, LLC,
         its General Partner

         By: Waste Connections Management Services, Inc.,
             its Manager

         By:
             ------------------------------------
             Name:  Ron Mittelstaedt
             Title: President and Chief Executive Officer

SANTEK ENVIRONMENTAL OF MISSISSIPPI, L.L.C.
WASTE SERVICES OF MISSISSIPPI, LLC


By:      Waste Connections, Inc.,
         its Managing Member

         By:
             ------------------------------------
             Name:  Ron Mittelstaedt
             Title: President and Chief Executive Officer





WASTE CONNECTIONS OF TEXAS, LLC


By:      Waste Connections Management Services, Inc.,
         its Manager

         By:
             ------------------------------------
             Name:  Ron Mittelstaedt
             Title: President and Chief Executive Officer





SCOTT WASTE SERVICES, LLC


By:      Waste Connections, Inc.,
         its Manager

         By:
             ------------------------------------
             Name:  Ron Mittelstaedt
             Title: President and Chief Executive Officer

ADMINISTRATIVE AGENT:
---------------------

FLEET NATIONAL BANK,
  as Administrative Agent


By:
         ----------------------------------------
         Name:
         Title:

LENDERS:
--------

[INSERT INSTITUTION NAME]



By:
     --------------------------------------------
     Name:
     Title: